SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 23, 2008
SPARTECH CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-5911	43-0761773

(Commission File Number)	(IRS Employer Identification No.)

120 South Central Avenue, Suite 1700, Clayton, Missouri	63105

(Address of principal executive offices)	(Zip Code)
(314) 721-4242
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPARTECH CORPORATION
FORM 8-K

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Form of Stock-Settled Stock Appreciation Right Award
Form of Restricted Stock Award
Form of Performance Share Award

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e) Amendment of Standard Equity Award Forms. On May 23, 2008, the Compensation Committee of the Company’s Board of Directors approved amendments to the standard forms for stock-settled stock appreciation right awards, restricted stock awards and performance share awards which may be issued under the Company’s 2004 Equity Compensation Plan pursuant to the Company’s Long-Term Equity Incentive Program. The amended award forms are included herewith as Exhibit 5.02(1), Exhibit 5.02(2) and Exhibit 5.02(3), respectively. The amendments to each form of award, which will apply only to future awards, are summarized below.
i. Amendments to Standard Form of Stock-Settled Stock Appreciation Right Award:
- Employees who voluntarily resign will have up to 60 days after their resignation to exercise any vested SSARs.
- The qualification for Retirement is changed from age 60 to a combination of age plus years of service equal to 65.
- Upon an employee’s Retirement any unvested SSARs will be forfeited.
- There is no longer a provision for forfeiture of vested SSARs in the event that a Retired employee engages in activities inconsistent with Retirement.
- The period during which an award is subject to forfeiture if the recipient engages in activities competitive with or detrimental to the Company is extended from one year after termination of employment to the entire remaining term of the award.
ii. Amendments to Standard Form of Restricted Stock Award:
- An alternative set of annual vesting dates is added in July, to be used for mid-year awards.
- All unvested shares will be forfeited upon retirement, the same as for any other voluntary resignation.
Amendments to Standard Form of Performance Share Award:
- The qualification for Retirement is changed from age 60 to a combination of age plus years of service equal to 65.
- There is no longer a provision for forfeiture of vested Performance Shares in the event that a Retired employee engages in activities inconsistent with Retirement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

5.02(1)	Form of Stock-Settled Stock Appreciation Right Award.

5.02(2)	Form of Restricted Stock Award.

5.02(3)	Form of Performance Share Award.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTECH CORPORATION
Date May 27, 2008	By	/s/ JEFFREY D. FISHER
Jeffrey D. Fisher
Senior Vice President, General Counsel and Secretary